This LICENSE, FRAGRANCE TECHNOLOGY, AND DISTRIBUTION AGREEMENT ("Agreement") is made by and between;

                        Desert Health Products, Inc.
                     7825 East Gelding Drive, Suite 101
                             Scottsdale Arizona
                   (602) 951-1941, Fax No. (602) 661-7163.
                        E-mail: deserthealth@att.net

a Arizona Corporation (hereinafter referred to as "DHPI"), and;

                              First Impressions
                         1601 Flamingo Rd. Suite 18B
                           Las Vegas, Nevada 89118
                               (702) 866-5834
                     E-mail: first@firstimpressions.com

a Nevada Corporation (hereinafter referred to as "First Impressions"). Collectively, DHPI and First Impressions are hereinafter referred to as "the Parties".

                                 WITNESSETH

WHEREAS, DHPI is the owner of certain fragrance formulas which have been developed by and under the supervision of DHPI, and

WHEREAS, First Impressions desires an exclusive license from DHPI for DHPI's fragrance as described in Exhibit A, and DHPI is willing to grant such a license.

WHEREAS, First Impressions is in the business of marketing various types of fragrances, bath products and related products primarily through direct market media such as the Internet, and

WHEREAS, First Impressions desires to obtain an agreement for purposes of distributing, selling, and marketing, and using the fragrance described in Exhibit A, (the "Fragrance Technology"), on an exclusive basis.

THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, it is agreed as follows.





                       DEFINITIONS AND INTERPRETATIONS

Captions and Section Numbers.
The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provisions thereof.

Extended Meanings.
The words "hereof", "herein", "hereunder", "hereto" and similar expressions used in any clause. Paragraph or section of this Agreement and any Addendum and/or Exhibit attached to this Agreement shall relate to the whole of this Agreement including any attached Addendum and/or Exhibit and not to that clause, paragraph or section only, unless otherwise expressly provided.

Number and Gender.
In this Agreement words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa.

Section References and Schedules.
Any reference to a particular "article", "section", "paragraph" or other subdivision of this Agreement and any reference to a schedule, addendum or exhibit by name, number and/or letter shall mean the appropriate schedule, addendum or exhibit attached to this Agreement and by such reference is incorporated into and made part of this Agreement.

"Fragrance Technology" shall mean all confidential or proprietary information, trade secrets and know how relating to the Fragrance Technology as such technology is further described on Exhibit A to this Agreement. The Fragrance Technology is sometimes referred to herein as the "Licensed Technology").

"Licensed Rights" means all rights under any, copyright, confidential or proprietary information, trade secrets and know-how relating to the Fragrance Technology, and includes the Licensed Technology.

"Licensed Tool(s)" shall include coding systems, proprietary manufacturing systems, development methodologies, and documentation that encompass or incorporate or are based on any of the Fragrance Technology, but do not include products, and services that result from "Authorized Use" of the Licensed Tools. Licensed Tools specifically excludes First Impressions marketing implementations of the Fragrance Technology.

"Authorized Use" refers to those activities and Licensed Rights granted by Licensee under this Agreement to everyone who purchases or sub-licenses a Licensed Tool.

"Net Sales" means the gross amounts received by Licensee worldwide, from the sales, license or disposal of Licensed Tools, less commissions, credit for returns, customary trade discounts, deductions for transportation charges, and taxes and duties directly imposed on the sale. Except for customary trade discounts, should Licensee sell, rent or dispose of any Licensed Tool in a non arm's-length transaction, the Net Sales shall be computed based on proceeds from sales of a similar product in an arms-length transaction.

"Reasonable Effort" means a reasonable program of supporting technology improvements and marketing that expands industry adoptions, installed base, and commercial use of the Fragrance Technology.

"Improvement(s)"  shall  mean  inventions,  modifications,   adaptations   or
improvements, which relate to or are based on the Fragrance Technology.

"Sublicensee" shall mean a person or entity to whom Licensee has granted  the
right   under   the   Licensed  Technology  to  develop,  manufacture,   have
manufactured, use, market and/or sell the Licensed Tools.

"Sublicense Income" shall mean the gross amount (net of tax withholdings for taxes which Licensee is obligated to pay) received by Licensee from Sublicensees for or on account of sublicenses of any of the rights granted Licensee hereunder and the sale of Licensed Tools, including royalties, license fees, milestone payments, option fees and other amounts paid or other non-monetary financial benefit provided to Licensee by Sublicensees. Sublicensee Income shall not include amounts received by Licensee from a Sublicensee for an equity investment in Licensee.


AGREEMENT

1.   GRANT OF LICENSE
1.1. Exclusive License. DHPI hereby grants to First Impressions, subject to the conditions set forth in this Agreement, an exclusive non transferable license under the Licensed Rights to make, have made, use, market, import, have imported, lease, sell, distribute, offer for sale, or otherwise dispose of Fragrance Technology, as herein defined, utilizing Licensed Tools throughout the world, including the right to make copies of, make derivative works based on, and distribute any copyrighted works within the Fragrance Technology. The license is strictly limited to First Impressions's right to make, use, market, import, lease, sell, distribute, offer for sale, or otherwise dispose of Fragrance Technology, and such license may not be utilized for any other purpose without permission of DHPI. Fragrance Technology is a proprietary product developed by DHPI utilizing Licensed Tools. Fragrance Technology is a one of a kind specially formulated fragrance to be utilized in various forms of perfumes and related products.

1.2. Sublicense. Licensee shall have the right to grant sublicenses to third parties, subject to the terms of this Agreement.


1.3. Reservation of Rights. DHPI expressly reserves all rights not granted to First Impressions in this Agreement for his own purposes.

5. Manufacture, Distribution, and Shipment. The Parties herein mutually agree that DHPI shall be responsible for the manufacture, shipment, distribution, labeling, and collection of payments, generally referred to herein as the "Manufacture and Distribution Process").

6. Term. This Agreement shall begin ninety (90) days from the date DHPI is prepared to make the first shipment of Product and shall continue until December 31, 2010.

7. Price. Since the Parties are not now certain of the actual costs of manufacturing, bottling, boxing, and charge card authorizations and shipping, the price of the Product shall be DHPI's cost of production including a reasonable alowance for overhead plus 30% of such cost and overhead. The cost of production and the allowance for overhead shall be mutually determined by the Parties, and if no agreement can be reached, an indendent accounting firm selected by the Parties, using as a basis for overhead DHPI's books and records for the prior two quarters.
      Periodic Price Revisions. DHPI may, effective at the end of each six month period, increase the price of the Product by giving First Impressions at least 15 days' prior written notice. Increase prices shall apply to any products shipped after the expiration of such quarter unless DHPI shall have received from First Impressions, prior to the expiration of such quarter, written notice that First Impressions is unwilling to accept such increase, in which event First Impressions may terminate this agreement. In the event of termination, then in that event, First Impressions shall be entitled to continue to utilize the Fragrance Technology as defined herein, however, DHPI will have no further responsibility to take orders, manufacture the Fragrance Technology, bottle the product, or ship the product.

8. Exclusive Dealings. DHPI represents that during the term of this Agreement that DHPI will not sell, give away or otherwise transfer to any other person during the term of this Agreement any of the Product, for the uses permitted under this Agreement, without the prior written consent of First Impressions.

9. Delivery. DHPI shall deliver all goods to a carrier for transportation to customers of First Impressions's, as designated by First Impressions, but all costs of transportation shall be borne by First Impressions and all risks of loss shall pass to First Impressions when the goods are delivered to the carrier. The Parties agree that DHPI is handling the entire Manufacture and Distribution Process and the price paid to DHPI will include coverage of payments for the entire Manufacture and Distribution Process.

10. Acceptance. Upon each delivery of Product, First Impressions customers shall inspect the delivered Product to determine whether such Product is in conformity with the specifications set out in Exhibit A hereto. If such delivery of Product is not in conformity thereto, First Impressions or the customer shall notify DHPI of such non-conformity within seven days of such delivery. If First Impressions or its customers have not notified DHPI that such delivery of Product is not in conformity within such time, First Impressions or its customers shall be deemed to have accepted the Product delivered. If First Impressions so notifies DHPI that the delivered Product is non-conforming, DHPI shall replace the rejected Product within twenty days from the date of rejection.

11. Billing and Payment. Products being ordered shall include payment by charge card only from customers directly to DHPI, or check or charge card from First Impressions. A separate account shall be maintained by DHPI for receipt of payments on orders. At the end of each quarter, a accounting shall be prepared showing the volume of product, the percentage of costs to be paid to DHPI and the balance of costs paid to First Impressions.

12. Trade Secrets and Inventions.
First Impressions shall treat as proprietary any and all information belonging to DHPI, it's affiliates or any third parties disclosed to First Impressions in the course of the relationship between DHPI and First Impressions.

13. Termination of Agreement.
This Agreement may not be terminated by either party prior to the expiration of the term provided in paragraph 6 above, except as follows.
a. Upon the bankruptcy or liquidation of the other party, whether voluntary or involuntary,
b.   Upon the other party taking the benefit of any insolvency law,
c. Upon the other party having or applying for a receiver appointed for either party,
d.   For cause, and/or
e.   As provided for in paragraph 14, immediately below.

14. Early Termination.
In the event First Impressions fails or refuses to cooperate with DHPI, fails or refuses to make timely payment of the compensation set forth in this Agreement, DHPI shall have the right to terminate any further performance under this Agreement. In such event, and upon notification thereof, all invoicing shall become immediately due and payable and/or deliverable.

15. Notices.
All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such other address which notice pursuant to this section may be given, and shall be given by either certified mail, express mail or other overnight courier service. Notices shall be deemed given upon the earlier of actual receipt or three (3) business days after being mailed or delivered to such courier service. Any notices to be given hereunder shall be effective if executed by and/or sent by the attorneys for the Parties giving such notice and, in connection therewith, the Parties and their respective counsel agree that in giving such notice such counsel may communicate directly in writing with such party to the extent necessary to give such notice.

16. Attorney Fees
In the event either party is in default of the terms or conditions of this Agreement and legal action is initiated or suit be entered as a result of such default, the prevailing party shall be entitled to recover all costs incurred as a result of such default including reasonable attorney fees, expenses and court costs through trial, appeal and to final disposition.

17. Return of Records.
Upon termination of this Agreement, First Impressions shall deliver all records, notes, data, memorandum, models and equipment of any nature that are in the control of First Impressions that are the property of or relate to the business of DHPI, except that First Impressions shall retain one copy of printed material for retention in the First Impressions library.

18. Ownership of Materials.
All right, title and interest in and to the Fragrance Technology to be produced by DHPI in connection with this Agreement shall be and remain the sole and exclusive property of DHPI, except in the event First Impressions performs fully and timely its obligations hereunder First Impressions shall be entitled to receive, upon request, one (1) copy of all such materials, and shall be entitled to the non-exclusive right to use all such materials including the Fragrance Technology. Thus, upon termination, First Impressions has the right to continue the production of the product with a third party manufacturer.

19. Agreement Not To Hire.
First Impressions understands and appreciates that DHPI invests a tremendous amount of time, energy, resources and expertise in the training and education of its employees and subcontractors to be able to provide the very Product First Impressions requires. Further, First Impressions understands that in the event an employee or subcontractor of DHPI is enticed to leave, then DHPI shall be damaged in an amount the Parties are not capable of calculating at the present time. Therefore, First Impressions agrees not to offer employment or subcontractor status to any employee or subcontractor of DHPI, nor to allow any employee, officer, director, shareholder or consultant of First Impressions to offer such employment or subcontractor status with First
Impressions or any other company, concern, venture or entity with whom officers, directors or consultants of First Impressions are employed, associated or hold a financial stake in, for a period of three (3) years from the date of expiration or termination hereof.

20. Exclusion With Respect To Partnership.
The Parties agree that in no way shall this Agreement be construed as being an act of partnership between the Parties hereto and that no party hereto shall have, as a result of the execution of this Agreement, any liability for the commitments of any other party of any type, kind, son or variety.

21. Time Is Of The Essence.
Time is hereby expressly made of the essence of this Agreement with respect to the performance by the Parties of their respective obligations hereunder.

22. Inurement.
This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, personal representatives, successors, assigns and any addendum attached hereto.

23. Entire Agreement.
This Agreement contains the entire agreement of the Parties. It is declared by the Parties that there are no other oral or written agreements or understanding between them affecting this Agreement or relating to the business of DHPI. This Agreement supersedes all previous agreements between DHPI and First Impressions.

24. Amendments
This Agreement may be modified or amended provided such modifications or amendments are mutually agreed upon by and between the Parties hereto and that said modifications or amendments are made only by an instrument in writing signed by the Parties or an oral agreement to the extent that the Parties carry it out.

25. Waivers.
No waiver of any provision or condition of this Agreement shall be valid unless executed in writing and signed by the party to be bound thereby, and then only to the extent specified in such waiver. No waiver of any provision or condition of this Agreement shall be construed as a waiver of any other provision or condition of this Agreement, and no present waiver of any provision or condition of this Agreement shall be construed as a future waiver of such provision or condition.

26. Non-waiver.
The failure of either party, at any time, to require any such performance by any other party shall not be constructed as a waiver of such right to require such performance, and shall in no way affect such party's right to require such performance and shall in no way affect such party's right subsequently to require a full performance hereunder.

27. Construction of Agreement.
Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement.

28. Applicable Law.
THIS AGREEMENT IS EXECUTED PURSUANT TO AND SHALL BE INTERPRETED AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF NEVADA FOR WHICH THE COURTS IN CLARK COUNTY, NEVADA SHALL HAVE JURISDICTION WITHOUT GIVING EFFECT TO THE CHOICE OR LAWS OR CONFLICT OF LAWS RULES THEREOF OR OF ANY STATE.

29. Severability.
If any provision of this Agreement shall be held to be contrary to law, void, invalid or unenforceable for any reason, such provision shall be deemed severed from this Consulting Agreement and the remaining provisions of this Agreement shall continue to be valid and enforceable. If a Court finds that any provision of this Agreement is contrary to law, void, invalid or unenforceable and that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.

30. Acceptance by DHPI.
This Agreement is not valid or binding upon DHPI unless and until executed by
its   Chief  Executive  Officer,  Chief  Operating  Officer  duly  authorized executive officer of DHPI at its home office in Scottsdale, Arizona.

31. Execution In Counterpart: Telecopy-Fax.
This Agreement may be executed in counterparts, not withstanding the date or dates upon which this Consulting Agreement is executed and delivered by any of the Parties, and shall be deemed to be an original and all of which shall constitute one and the ISNe Agreement effective as of the reference date first written below. The fully executed telecopy (fax) version of this Agreement shall be construed by all parties hereto as an original version of said Agreement.

IN WITNESS WHEREOF, the Parties hereto have set forth their hands and seal in execution of this Agreement made this 18th day of October 2000, by and between;

For and in behalf of First Impressions:      For and in behalf of DHPI:

By:/s/ Tammy Kraft                    By:/s/ Johnny Shannon
      Tammy A. Kraft, President          Johnny Shannon, President

Witnessed by:/s/ Debra K. Amigone
Notary Public

                                  EXHIBIT A

                     Description of Fragrance Technology
                                                                desert health
                                                                 products inc
                                                        post office box 13656
                                                     scottsdale, az 85267 usa
                                                          phone: 480.951.1941
                                                            fax: 480.661.7163
                                                            web: www.dhpi.com
                                                  e-mail: deserthealth@at.net

CERTIFICATE OF MANUFACTURE

Item:     Lift Activator Liquid

Ingredients:   Aloe Vera           79.9%
               Water               10.0%
               Honey               10.0%
               Quaternium-15       0.1%

THIS  IS  TO  CERTIFY THIS PRODUCT IS MANUFACTURED IN THE  UNITED  STATES  OF
AMERICA


/S/JOHNNY SHANNON
JOHNNY SHANNON

86-06-99108
Tax number

Before me, the undersigned authority, on this day personally appeared JOHNNY SHANNON known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he signed the same for the purpose and consideration herein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on November 15, 2000

STATE OF ARIZONA
COUNTY OF MARICOPA

By /S/GEORGIA D. AADLAND
     NOTARY PUBLIC

My commission expires March 11, 2001


               8221 east evans road . scottsdale, az 85260 usa
                                                                desert health
                                                                 products inc
                                                        post office box 13656
                                                     scottsdale, az 85267 usa
                                                          phone: 480.951.1941
                                                            fax: 480.661.7163
                                                            web: www.dhpi.com
                                                  e-mail: deserthealth@at.net

CERTIFICATE OF MANUFACTURE

Item:     Lift Powder

Ingredients:   Albumin                            30.0%
               Corn Starch                        30.0%
               Hydroxyl Propyl Methyl Cellulose   35.5%
               Bee Pollen                         5.0%


THIS  IS  TO  CERTIFY THIS PRODUCT IS MANUFACTURED IN THE  UNITED  STATES  OF
AMERICA


/S/JOHNNY SHANNON
JOHNNY SHANNON

86-06-99108
Tax number

Before me, the undersigned authority, on this day personally appeared JOHNNY SHANNON known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he signed the same for the purpose and consideration herein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on November 15, 2000

STATE OF ARIZONA
COUNTY OF MARICOPA

By /S/GEORGIA D. AADLAND
     NOTARY PUBLIC

My commission expires March 11, 2001


               8221 east evans road . scottsdale, az 85260 usa
                                                                desert health
                                                                 products inc
                                                        post office box 13656
                                                     scottsdale, az 85267 usa
                                                          phone: 480.951.1941
                                                            fax: 480.661.7163
                                                            web: www.dhpi.com
                                                  e-mail: deserthealth@at.net

CERTIFICATE OF MANUFACTURE

Item:     Cleanser

Ingredients:   Water                         46.7%
               Aloe Vera                     45.0%
               Propylene Glycol              5.0%
               Sucrose Cocoate               1.0%
               Methyl Glucose Dioleate       1.0%
               PEG-12, PEG-50 Lanolin        1.0%
               PEG-15, Cocamine              0.1%
               Carbomer 940                  0.1%
               Phenoxyethyl Paraben          0.05%
               Undecylenoyl PEG-5 Paraben    0.05%
               Triethanolamine               0.1%

THIS  IS  TO  CERTIFY THIS PRODUCT IS MANUFACTURED IN THE  UNITED  STATES  OF
AMERICA

/S/JOHNNY SHANNON
JOHNNY SHANNON

86-06-99108
Tax number

Before me, the undersigned authority, on this day personally appeared JOHNNY SHANNON known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he signed the same for the purpose and consideration herein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on November 15, 2000

STATE OF ARIZONA
COUNTY OF MARICOPA

By GEORGIA D. AADLAND
     NOTARY PUBLIC

My commission expires March 11, 2001
               8221 east evans road . scottsdale, az 85260 usa
                                                                desert health
                                                                 products inc
                                                        post office box 13656
                                                     scottsdale, az 85267 usa
                                                          phone: 480.951.1941
                                                            fax: 480.661.7163
                                                            web: www.dhpi.com
                                                  e-mail: deserthealth@at.net

CERTIFICATE OF MANUFACTURE

Item:     Desert Health - Body Moisturizing Shampoo

Ingredients:   Water
               Ammonium Lauryl Sulfate
               Cocamindopropyl Betaine
               Glucol Distearate
               Sodium Laureth Sulfate
               Cocamide MEA
               Laureth - 10
               Cocamide DEA
               Glycerin
               Fragrance
               Silk Amino Acids
               Mehtylchloroisothlazolinone
               Methylisothiazolinone
               Horsetail Extract
               Lemongrass Extract
               Cherry Bark Extract
               Clove Extract
               Panthenol
               Aloe Vera Gel
               Sesame Oil
               Jojoba Oil
               Wheat Germ Oil
               Tocopheryl Acetate
               Cats Claw Extract
               Avocado Extract
               Grapeseed Extract
               Phospholipids
               Citric Acid

THIS  IS  TO  CERTIFY THIS PRODUCT IS MANUFACTURED IN THE  UNITED  STATES  OF
AMERICA


/S/JOHNNY SHANNON
JOHNNY SHANNON


               8221 east evans road . scottsdale, az 85260 usa

86-06-99108
Tax number

Before me, the undersigned authority, on this day personally appeared JOHNNY SHANNON known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he signed the same for the purpose and consideration herein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on November 15, 2000

STATE OF ARIZONA
COUNTY OF MARICOPA

By /S/GEORGIA D. AADLAND
     NOTARY PUBLIC

My commission expires March 11, 2001
                                                                desert health
                                                                 products inc
                                                        post office box 13656
                                                     scottsdale, az 85267 usa
                                                          phone: 480.951.1941
                                                            fax: 480.661.7163
                                                            web: www.dhpi.com
                                                  e-mail: deserthealth@at.net

CERTIFICATE OF MANUFACTURE

Item:     Nurture Cream

Ingredients:        Water                              33.2%
               Aloe Vera                               33.0%
               Procaine Hydrochloride                  25.0%
               Isopropyl Mysristate                    1.0%
               Cetearyl Alcohol                        1.0%
               Ceteareth 20                            1.0%
               Polysorbate 60                          1.0%
               Cetyl Alcohol                           1.0%
               C10-30 Carboxylic Acid Sterol Ester     1.0%
               Glycerin                                1.0%
               Royal Jelly                             1.0%
               Maze Gluten Amino Acids                 0.1%
               Sodium Lactate                          0.1%
               Sodium PCA                              0.1%
               Collagen                                0.1%
               D-Arabohexulose                         0.1%
               Niacinamide                             0.1%
               Inositol                                0.1%
               Sodium Benzoate                         0.1%
               Lactic Acid                             0.1%
               Jojoba Oil                              0.1%
               Elastin                                 0.1%
               RNA                                     0.1%
               DNA                                     0.1%
               PABA                                    0.1%
               Behenyl Trimethyl Ammonium Methosulfate 0.1%
               Dimethicone                             0.1%
               Phenoxyethyl Paraben                    0.05%
               Undecylenoyl PEG-5 Paraben              0.05%

THIS  IS  TO  CERTIFY THIS PRODUCT IS MANUFACTURED IN THE  UNITED  STATES  OF
AMERICA


/S/ JOHNNY SHANNON
JOHNNY SHANNON
               8221 east evans road . scottsdale, az 85260 usa

86-06-99108
Tax number

Before me, the undersigned authority, on this day personally appeared JOHNNY SHANNON known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he signed the same for the purpose and consideration herein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, on November 15, 2000

STATE OF ARIZONA
COUNTY OF MARICOPA

By GEORGIA D. AADLAND
     NOTARY PUBLIC

691: My commission expires March 11, 2001